SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C. 20549

                             FORM 8-K

                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                   Date of report: June 1, 2001
                  (Date of earliest event report)

                       eCom eCom.com, INC.
     -------------------------------------------------------
     (Exact name of Registrant as specified in its charter)

        Florida                              65-0538051
-------------------------------		   -------------------
(State or other jurisdiction             (IRS Employer
 of incorporation)	                       Identification No.)

                            ---------
                       (Commission File No.)

                     2700 PGA Blvd.  Ste. 103
                     Palm Beach Gardens, 33410
                          561-622-4395
 (Address and Telephone Number of Principal Executive Offices)

                               N/A
 (Former name or former address, if changed since last report)

                           David Panaia
                    2700 PGA Blvd.  Ste. 103
                    Palm Beach Gardens, 33410
                           561-622-4395
    (Name, Address and Telephone Number of Agent for Service)

                    Copy of Communications to:
                         Robert C. Hackney
                        HACKNEY& MILLER, P.A.
               CITY CENTRE, 2000 PGA BLVD., SUITE 4410
                    N. PALM BEACH, FLORIDA 33408
                          (561) 627-0677
                      ------------------------






Item 1.  Changes in Control of Registrant

Not Applicable

Item 2.  Acquisition or Disposition of Assets

On May 31, 2001 (the "Closing Date") eCom eCom, Inc. entered into a Stock Purchase Agreement with Brian Delaporta, individually (the "Purchaser") to acquire all of the outstanding stock of Star Dot Marketing, Inc., a California corporation. Star Dot Marketing, Inc. was a wholly owned subsidiary of eCom eCom.com, Inc. (the "Stockholder") at the time of sale. Brian Delaporta is to become the President of Star Dot Marketing, Inc.

The Stock Purchase Agreement provides that Stockholder will sell, assign, transfer and deliver to Purchaser, on the Closing Date, certificates for 1,659,927 Shares of Common
Stock of Star Dot Marketing, Inc., which constitutes one hundred percent (100%) of the issued and outstanding shares of the corporation, duly endorsed in blank.

The aggregate purchase price for the Common Stock purchased and acquired pursuant to the Stock Purchase Agreement is the sum of ten dollars ($10), and other valuable consideration.

The other valuable consideration is the sole assumption of a $208,000 Promissory Note by Star Dot Marketing, Inc. The Note when originally executed was reported on the Financial Statements of the Parent Company eCom eCom.com, Inc. An Addendum to the Note was executed by all parties on May 31, 2001 and assigns all payment obligation to Star Dot Marketing, Inc..

Item 3.  Bankruptcy or Receivership

Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant

Not Applicable

Item 5.  Other Events

Not Applicable





Item 6.  Resignations of Registrant's Directors

Not Applicable

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits

(a)	Financial Statements of Business Acquired

Not Applicable

(b)	Pro forma Financial Information

Not Applicable

(c)	Exhibits

Exhibit 10.2	Stock Purchase Agreement dated May 31, 2001

Exhibit 10.3	Addendum to Advance Balance Acknowledgement
              dated May 31, 2001


Item 8.  Regulation FD Disclosure

Not Applicable


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 31, 2001                ECOM ECOM.COM, INC.


                                  --------------------------
                                  By: /s/ David Panaia
                                          President








                                                Exhibit 10.2
                    STOCK PURCHASE AGREEMENT

	THIS STOCK PURCHASE AGREEMENT is entered into this 31 day of May 2001 by and between Brian W. Delaporta, ("Purchaser") and eCom eCom.com, Inc., ("eCom") who is called the "Stockholder" who is the owner of all of the issued and outstanding shares of stock of Star Dot Marketing, Inc, a California corporation.

In consideration of the mutual agreements contained herein, and upon the basis of the representations and warranties hereinafter set forth, the parties to this Stock Purchase
Agreement do hereby agree as follows:

                            ARTICLE I
                    PURCHASE AND SALE OF STOCK

	Subject to the terms and conditions of this Agreement, the Stockholder will sell, assign, transfer and deliver to the Purchaser, at the closing on the Closing Date, certificates for 1,659,927 Shares of common stock of Star Dot Marking, Inc. ('Star Dot"), constituting 100% of the issued and outstanding shares of the corporation (the "Stock") duly endorsed in blank.

                            ARTICLE II
                       CONDITIONS TO CLOSING

1. Purchase Price & Conveyance

    The aggregate purchase price for the common stock pur-chased and acquired pursuant to this Agreement shall be the sum of ten ($10) Dollars and other valuable consideration.

    The sale, conveyance, transfer, assignment and delivery to Purchaser of the Stock, as herein provided, shall be effected by delivery of the stock certificates along with stock powers and other instruments of transfer and conveyance in proper form to vest in Purchaser the right, title and interest of Stockholder in and to the Stock. Stockholder agrees that he will, at the Closing, or at any time or from time to time after the Closing, upon request, perform or cause to be performed such acts, and execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such documents, as may be reasonably required to effectuate the sale, conveyance, transfer, assignment and delivery to Purchaser of the Stock.


2. Due Diligence

    The obligation of Purchaser to enter into and complete the Closing is subject to the fulfillment of the following conditions, any one or more of which may be waived by it:

    The representations and warranties of Stockholder contained in this Agreement shall be true on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. Stockholder shall have performed and complied with all covenants and agreements required by this Agreement to be performed or complied with Stockholder on or prior to the Closing Date. Stockholder shall have delivered to Purchaser a certificate, dated the Closing Date and signed by Stockholder to the foregoing effect and stating that all conditions to Purchaser's obligations hereunder have been satisfied.

    Purchaser shall have received satisfactory responses to its requests for information from Seller, and Purchaser shall have completed its customary due diligence review to its satisfaction.

    Purchaser shall have received evidence of the receipt of all authorizations, consents and permits of others required to permit the consummation by Purchaser and Seller of the transactions contemplated by this Agreement.


                            Article III
                              Closing

	The closing of the transaction contemplated hereby shall take place on the 30th day of May, 2001 at the office Hackney
Miller, P.A. located at 2000 PGA Blvd., Suite 4410, Palm
Beach Gardens, FL 33410, or at such other place as the parties hereto or their counsel shall agree to in writing.

	At the time of closing, Stockholder will execute and deliver to the Purchaser certificates for all the issued and outstanding common stock of Star Dot, and such other instruments as shall be necessary to vest in the Purchaser good and marketable title to the common stock sold hereunder, and Purchaser will issue the consideration as set forth in
Article II of this Agreement.





                          ARTICLE IV
       REPRESENTATIONS AND WARRANTIES BY THE STOCKHOLDER

	1. Stockholder's and Star Dot's Representations and
Warranties.   The Stockholder represents and warrants to and
agrees with Purchaser as follows:

		(a)	Ownership. The Stockholder is, and at
the time of the Closing on the Closing Date will be, the lawful owner of the Shares of common stock of Star Dot Corporation. That are subject to sale pursuant to this agreement, free and clear of all liens, claims, encumbrances and restrictions of every kind. The Stockholder has full legal right, power, and authority to sell, assign and transfer his shares of common stock of Star Dot; and the delivery of such Shares to the Purchaser pursuant to the provisions of this Agreement will transfer valid title thereto, free and clear of all liens, encumbrances, claims, and restrictions of every kind.

		 (b) Authorization. The execution, delivery and performance of this Agreement has been duly and effectively adopted and authorized by the Board of Directors and all of the Shareholders of eCom, eCom.com, Inc..

		(c) Approvals.   No registration or filing with,
or consent or approval of or other action by, any federal, state or other governmental agency or instrumentality or other third party is or will be necessary for the valid execution, delivery or performance by eCom of this Agreement.

                            ARTICLE V
          REPRESENTATIONS AND WARRANTIES OF PURCHASER

	As a material inducement to the Seller to execute and perform his obligations under this Agreement, the Purchaser represents and warrants to the Seller the following:

		(a) No Violation. Purchaser is not, and by the execution and performance of this Agreement, will not be, in breach of any term or provision of or in default under, and no event has occurred that with the lapse of time or action by a third party could result in a default under, any out-standing indenture, mortgage, contract or agreement to which Purchaser is a party or to which Purchaser may be subject, or under any provision of its articles of incorporation or Bylaws, except for possible defaults that individually or in the aggregate would not have any materially adverse effect on the business of Purchaser. The execution and performance of this Agreement by Purchaser will not violate any order, injunction, decree, statute, rule or regulation applicable to Purchaser or any of its properties or assets.

		(b) Litigation, Actions, and Proceedings.
As of the date hereof there are no actions, suits, claims or legal, administrative or arbitration proceedings or investiga-tions (whether or not the defense thereof or liabilities in respectthereof are covered by policies of insurance), pending or threatened against Seller by Purchaser and/or Star Dot. Purchaser has not and will not file any actions, suits, claims or legal administrative or arbitration proceedings or inves-tigations (whether or not the defense thereof or liabilities in respect thereof are covered by policies of insurance), against the Seller for performance or failure to perform any obligation or duty occurring prior to the date of this agreement. Purchaser and/or Star Dot agree to indemnify and hold harmless Seller from any and all claims, including third-party claims, against the actions of eCom that arose prior to the date of this Agreement.

		(c) Assumption of Claim. Purchaser will assume full and sole responsibility for the repayment of any monies and/ or securities due to William Russell-Shapiro, pursuant to the "Advance Balance Acknowledgement" dated May 31, 2000, attached hereto as Exhibit A. The executed Addendum to Advance Balance Acknowledgement is attached hereto as Exhibit B. eCom will have no obligation to pay any monies nor to provide any securities to William Russell-Shapiro pursuant to the Advance Balance Acknowledgement as modified by the attached Addendum.

            (d) Approvals.   No registration or filing with,
or consent or approval of or other action by, any federal, state or other governmental agency or instrumentality or other third party is or will be necessary for the valid execution, delivery or performance by Brian W. Delaporta of this Agreement.

                           ARTICLE VI
                          MISCELLANEOUS

	(a) Entire Agreement. This Agreement, and the documents referred to herein, constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.
The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this agreement, express or implied,is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agree-ment.

	(b) Governing Law. This Agreement shall be governed by and construed under the laws of the State of Florida.

	(c) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

	(d) Notices. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid, addressed to the Purchaser at 2000 PGA Blvd., Suite 4410, Palm Beach Gardens, Florida 33410 or at such other address as any party may designate by ten (10) days' advance written notice to the other party or parties.

DATED THIS 31 day of May, 2001.


eCom, eCom.com, Inc.

/s/ David Panaia
-----------------------
David Panaia, President

PURCHASER

/s/ Brian W. Delaporta
-----------------------
Brian W. Delaporta



                                                 Exhibit 10.3

            ADDENDUM TO ADVANCE BALANCE ACKNOWLEDGEMENT

THIS ADDENDUM TO ADVANCE BALANCE ACKNOWLEDGEMENT is entered into this day of May 2001 by William Russell-Shapiro.

Paragraph 2-4 of the Advance Balance Acknowledgement between the parties is hereby amended to read as follows:

At any time prior to the Due Date, Shapiro shall have the right, exercisable as may be determined by Shapiro in the sole and exclusive discretion of Shapiro, to elect to cancel all or any portion of the then outstanding Aggregate Advance Balance in exchange for a number of common shares (the "Payment Shares") of Star Dot Marketing, Inc. ("Star Dot") a California corporation, as shall be determined by Star Dot and agreed by Shapiro.

In the event Shapiro so elects to accept the Payment Shares in lieu of payment of any portion of the Aggregate Advance Balance, Shapiro shall notify Star Dot in writing (a "Payment Shares Notice"), the form of which Payment Shares Notice is attached hereto as Exhibit A, and Star Dot shall, as soon as reasonably practical after receipt of the payment Shares Notice, cause the applicable amount of Payment Shares to be issued to Shapiro, and upon receipt of the Payment shares the portion of the Aggregate Advance Balance which is the subject of any such Payment Shares Notice shall be deemed to have been paid in full.

It is further acknowledged that at any time after July 30, 2000, Star Dot shall have the right, exercisable as may be determined by Star Dot in the sole and exclusive discretion of Star Dot to pay to Shapiro all or any portion of the then out-standing Aggregate Advance Balance (the "eCom Payment Election"). In the event Star Dot chooses to initiate a Star Dot Payment Election, Start Dot shall notify Shapiro in writing (an "Star Dot Payment Election Notice"), and within seven (7) days after the date of a Payment Election Notice, Shapiro shall have the right, exercisable as may be determined by Shapiro in the sole and exclusive discretion of Shapiro, to elect, by providing a notice to Star Dot (the Alternative Payment Shares Notice") to accept Payment Shares in lieu of cash payment by Star Dot. In the event Shapiro provides an Alternative Payment Shares Notice, cause the applicable amount of Payment Shares to be issued to Shapiro, and upon receipt of such Payment Shares, the portion of the Aggregate Advance


Balance which is the subject of any such Alternative payment
Shares Notice shall be deemed to have been paid in full.

eCom, eCom.com, Inc. is no longer a party to this agreement and will not be responsible for payment of any monies or shares pursuant to this agreement.

This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.






Star Dot Marketing, Inc.
/s/Brian W. Delaporta
----------------------------
Brian W. Delaporta

eCom, eCom.com, Inc.
/s/ David Panaia
----------------------------
David Panaia, President

/s/William Russell-Shapiro
----------------------------
William Russell-Shapiro